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                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                             C&B Equity Portfolio
                  C&B Equity Portfolio for Taxable Investors
                         C&B Mid Cap Equity Portfolio

                          Institutional Class Shares

                      Supplement dated September 11, 2001
                     to the Prospectus dated March 1, 2001

On June 29, 2001, Board of Directors of UAM Funds, Inc. approved the reorganization of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (each, a "Reorganizing Portfolio") into corresponding portfolios of The Advisors' Inner Circle Fund. A special shareholder meeting has been called for October 19, 2001 to vote on approval of an Agreement and Plan of Reorganization and Liquidation on behalf of each Reorganizing Portfolio (the "Plan"). Shareholders of record at the close of business on August 13, 2001 are entitled to notice of and to vote at the shareholder meeting or any adjournments thereof. Shareholders of each Reorganizing Portfolio, as well as potential investors, should be aware that once the Plan has been approved by each Reorganizing Portfolio's shareholders, that they will become shareholders of a series of The Advisors' Inner Circle Fund. Shareholders of the Reorganizing Portfolios will receive shares of equivalent value and number in new portfolios, to be called the C&B (AIC) Portfolios. A proxy statement will be mailed to shareholders in advance of the shareholder meeting. If the Plan is approved by shareholders, it is expected that the reorganization will occur in early November 2001.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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